                                                                     Exhibit 4.1
                                                                     -----------


                          [FORM OF FACE OF SECURITY]

                      SPECIALTY PRODUCTS & INSULATION CO.
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                    Common Stock, Par Value $.01 Per Share


         NUMBER                                            SHARES

  ----------------------                              -----------------


                                                     CUSIP: 847508 10 8

                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES that
                   ------------------------------------------------------------

is the owner of
               -------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

SPECIALTY PRODUCTS & INSULATION CO. (THE "CORPORATION"), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, Specialty Products & Insulation Co. has caused this Certificate to be signed in facsimile by its duly authorized officers and its facsimile Corporate Seal to be hereunto affixed.


Dated:
      ---------------------

/s/ Michael J. Hughes                                    /s/ Ronald L. King

SECRETARY/TREASURER AND CHIEF               [SEAL]       PRESIDENT AND CHIEF
 FINANCIAL OFFICER                                       EXECUTIVE OFFICER

                         [FORM OF REVERSE OF SECURITY]

                      SPECIALTY PRODUCTS & INSULATION CO.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common             UNIF GIFT MIN ACT - _____ Custodian ______    UNIF TRAN MIN ACT -  _______ Custodian
                                                              (Cust)          (Minor)                         (Cust)
TEN ENT - as tenants by the entireties    under  Uniform Gifts to Minors Act ______   _______ under Uniform Transfers to Minors Act
                                                                             (State)  (Minor)
JT TEN  - as joint tenants with right of                                              ______
 survivorship and not as tenants in common                                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


     ---------------------------


--------------------------------------------------------------------------------
                 (Please print or typewrite name and address
                    including postal zip code of assignee)

_________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------
                              --------------------------------------------------
                                NOTICE:  The signature to this assignment must
                              correspond with the name as written upon the face
                              of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


                              Signature(s) Guaranteed:

                              By:
                                 -----------------------------------------------
                                THIS SIGNATURE SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.